UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2004

Albertson’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6187	82-0184434
(State or other jurisdiction of incorporation or organization)	Commission File Number	I.R.S Employer Identification Number

250 Parkcenter Boulevard
P.O. Box 20
Boise, Idaho	83726
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 395-6200

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
Underwriting Agreement

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following document is filed with reference to, and hereby is incorporated by reference into, the Registration Statement on Form S-3 (File No. 333-113995), as amended, of Albertson’s Inc. filed with the Securities and Exchange Commission on March 29, 2004 and amended on April 28, 2004.

c)	Exhibits

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated May 3, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 6, 2004

ALBERTSON’S, INC.

By:	/s/ John R. Sims

John R. Sims Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement dated May 3, 2004